UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 12, 2005

ELDERTRUST OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-89312-02	23-2915846
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 300, Louisville, Kentucky	40223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (502) 357-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Concurrently with the execution by Ventas, Inc. (“Ventas”), VTRP Merger Sub, LLC “Merger Sub”) and Provident Senior Living Trust (“Provident”) of the Agreement and Plan of Merger dated as of April 12, 2005 (the “Merger Agreement”), which provides for the merger (the “Merger”) of Provident with and into Merger Sub, ElderTrust Operating Limited Partnership, a subsidiary of Ventas (the “Partnership”), has entered into OP Contribution Agreements dated as of April 12, 2005 (the “OP Contribution Agreements”) with Ventas and each holder of common units of limited partnership interest (“LTIP Units”) in PSLT OP, L.P., a subsidiary of Provident (“PSLT OP”), issued pursuant to Provident’s Long Term Incentive Plan.

Pursuant to the OP Contribution Agreements, each holder of LTIP Units has agreed to contribute its LTIP Units to the Partnership, upon consummation of the Merger, in exchange for 0.8022 units of limited partnership interest in the Partnership (“ETOP Units”) per LTIP Unit. Each ETOP Unit will be convertible at the option of the holder into one share of common stock, par value $0.25 per share, of Ventas.

The foregoing description is qualified by reference in its entirety to the OP Contribution Agreements. Filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated by reference in this Item 1.01 are (i) a copy of the OP Contribution Agreement dated as of April 12, 2005 among the Partnership, Ventas and Darryl W. Copeland, Jr. and (ii) a Schedule of Agreements Substantially Identical in All Material Respects to the Agreement Filed as Exhibit 10.1 to this Current Report on Form 8-K, pursuant to Instruction 2 to Item 601 of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits:

Exhibit Number	Description

10.1	OP Contribution Agreement dated as of April 12, 2005 among Ventas, ETOP and Darryl W. Copeland, Jr. (incorporated by reference to Exhibit 10.1 to Ventas’s Current Report on Form 8-K filed on April 14, 2005).

10.2	Schedule of Agreements Substantially Identical in all Material Respects to the Agreement Filed as Exhibit 10.1 to this Current Report on Form 8-K, pursuant to Instruction 2 to Item 601 of Regulation S-K (incorporated by reference to Exhibit 10.2 to Ventas’s Current Report on Form 8-K filed on April 14, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELDERTRUST OPERATING LIMITED PARTNERSHIP

	By:	ElderTrust, its general partner

Date: April 13, 2005	By:	/s/ T. Richard Riney
T. Richard Riney Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	OP Contribution Agreement dated as of April 12, 2005 among Ventas, ETOP and Darryl W. Copeland, Jr. (incorporated by reference to Exhibit 10.1 to Ventas’s Current Report on Form 8-K filed on April 14, 2005).

10.2	Schedule of Agreements Substantially Identical in all Material Respects to the Agreement Filed as Exhibit 10.1 to this Current Report on Form 8-K, pursuant to Instruction 2 to Item 601 of Regulation S-K (incorporated by reference to Exhibit 10.2 to Ventas’s Current Report on Form 8-K filed on April 14, 2005).